UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C. 20549

                                   FORM 8-K

                                CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities And Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 12, 2002


                                RPS GROUP, INC.
                      (Formerly RPS Enterprises, Inc.)
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                         Commission File No. 2-68443


                Florida                                 59-1947988
----------------------------------------  --------------------------------------
       (State of incorporation)            (IRS Employer Identification Number)


        c/o Harold W. Paul, LLC
   1465 Post Road East, Westport, CT                      06880
----------------------------------------  --------------------------------------
(Address of principal executive offices)                (Zip Code)


                                 (203) 256-8005
             ------------------------------------------------------
                     (Telephone number, including area code)


                  30 Jericho Turnpike, Commack, New York 11725
             ------------------------------------------------------
                    (Former address changed from last report)

Item 1.   Change in Control

     On September 12, 2002, a closing occurred pursuant to a Stock Purchase Agreement by and between the former control person of the registrant as seller and Wilton Capital Corp. as purchaser, pursuant to which Wilton Capital Corp. acquired control of the registrant. The amount of consideration was $25,000 and the source thereof was the purchaser's cash on hand. The percentage holding of securities of the registrant now beneficially owned directly by the person who acquired control is 62.3%. Control was purchased from the affiliated stockholder of the registrant- Ronald Sorci.

Item 5.   Other Events

     On September 10, 2002 Ronald Sorci and Paul Sorci, the directors of the registrant resigned.

Item 7.   Financial Statements and Exhibits.

     Exhibit 1.  Stock Purchase Agreement


                                SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 26, 2002
                                   RPS Group, Inc.
                                   Registrant


                                   By: /s/ Harold W. Paul
                                   --------------------------------------------
                                           Harold W. Paul, Director